UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 28, 2014

Fabrinet

(Exact name of registrant as specified in its charter)

Cayman Islands	001-34775	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Intertrust Corporate Services (Cayman) Limited

190 Elgin Avenue

George Town

Grand Cayman

KY1-9005

Cayman Islands

(Address of principal executive offices, including zip code)

+66 2-524-9600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 28, 2014, Fabrinet (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC (the “U.S. Underwriter”) and Morgan Stanley & Co. International plc (the “International Underwriter,” and together with the U.S. Underwriter, the “Underwriters”), and Asia Pacific Growth Fund III, L.P. (the “Selling Shareholder”). Pursuant to the terms of the Underwriting Agreement, the Selling Shareholder agreed to sell 3,150,000 ordinary shares of the Company (the “Shares”) to the U.S. Underwriter at a purchase price per share of $18.00 (the “Offering”).

The Company is not selling any shares in the Offering and will not receive any proceeds from the sale of the Shares by the Selling Shareholder in the Offering.

The Shares are being offered and sold pursuant to the prospectus supplement dated May 28, 2014 and the accompanying base prospectus dated June 28, 2012, filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Company’s registration statement on Form S-3, as amended (File No. 333-178722) (the “Registration Statement”), which was declared effective by the SEC on July 27, 2012.

The closing of the Offering and the delivery of the Shares is expected to occur on June 3, 2014, subject to customary closing conditions. The Underwriting Agreement contains customary representations, warranties and agreements of the Company, indemnification rights and obligations of the parties, and termination provisions. Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriters against various liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make in respect of such liabilities.

The above summary of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by the Underwriting Agreement, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

Item 8.01 – Other Events.

On May 28, 2014 and May 29, 2014, the Company issued press releases related to the Offering. Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

In connection with the Offering, the following exhibits are filed herewith in order to be incorporated by reference into the Registration Statement: (1) the Underwriting Agreement (Exhibit 1.1 to this Current Report on Form 8-K) and (2) a copy of the tax opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation (Exhibit 8.1 to this Current Report on Form 8-K).

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2014, by and among the Company, Morgan Stanley & Co. LLC and Morgan Stanley & Co. International plc, and the Selling Shareholder

8.1	Tax opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 8.1 hereto)

99.1	Press release dated May 28, 2014

99.2	Press release dated May 29, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FABRINET

By:	/s/ Toh-Seng Ng
Toh-Seng Ng Executive Vice President, Chief Financial Officer

Date: May 29, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 28, 2014, by and among the Company, Morgan Stanley & Co. LLC and Morgan Stanley & Co. International plc, and the Selling Shareholder

8.1	Tax opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation

23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (contained in Exhibit 8.1 hereto)

99.1	Press release dated May 28, 2014

99.2	Press release dated May 29, 2014